SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Short Duration Fund
Class A
Effective until on or about February 11, 2019, a front-end sales charge of 2.75% on Class A shares on new fund share purchases and all related sales charge discounts for Class A shares are in effect.
Effective until on or about February 11, 2019, the following disclosure replaces the existing similar disclosure that is contained under the “FEES AND EXPENSES OF THE FUND” heading in the fund’s summary prospectus:
These are the fees and expenses you may pay when you buy and hold shares. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Class S shares, which are not reflected in the tables or the example below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $100,000 in Class A shares in DWS funds or if you invest at least $250,000 in Class T shares in the fund. More information about these and other discounts and waivers is available from your financial representative and in Choosing a Share Class in the prospectus (p. 83), Sales Charge Waivers and Discounts Available Through Intermediaries in the prospectus (Appendix B, p. 167) and Purchase and Redemption of Shares in the fund’s SAI (p. II-15).
Effective until on or about February 11, 2019, the following disclosure replaces the existing similar disclosure that is contained under the “FEES AND EXPENSES OF THE FUND” heading in the fund’s summary prospectus:
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	T	C	R6	INST	S
1	$354	$330	$258	$56	$56	$56
3	540	516	506	181	196	207
5	742	718	879	316	348	370
10	1,322	1,300	1,926	712	790	845
You would pay the following expenses if you did not redeem your shares:
Years	A	T	C	R6	INST	S
1	$354	$330	$158	$56	$56	$56
3	540	516	506	181	196	207
5	742	718	879	316	348	370
10	1,322	1,300	1,926	712	790	845

Please Retain This Supplement for Future Reference
February 1, 2019
PROSTKR-04